                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

|X|   Filed by the registrant

|_|   Filed by a party other than the registrant

|X|   Preliminary proxy statement

|_|   Definitive proxy statement

|_|   Definitive additional materials

|_|   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

     -----------------------------------------------------------------------

                               Nations Fund, Inc.
     -----------------------------------------------------------------------

Payment of filing fee (Check the appropriate box):

|X|   No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)   Title of each class of securities to which transaction applies:
------------------------------------------------------------------------------
(2)   Aggregate number of securities to which transaction applies:
------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
------------------------------------------------------------------------------
(4)   Proposed maximum aggregate value of transaction:
------------------------------------------------------------------------------
(5)   Total fee paid:
------------------------------------------------------------------------------

|_|   Fee paid previously with preliminary materials
------------------------------------------------------------------------------
|_|   Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)   Amount Previously Paid:
------------------------------------------------------------------------------
(2)   Form, Schedule or Registration Statement No.:
------------------------------------------------------------------------------
(3)   Filing party:
------------------------------------------------------------------------------
(4)   Date filed:
------------------------------------------------------------------------------

                               NATIONS FUND, INC.
                              ONE NATIONSBANK PLAZA
                         CHARLOTTE, NORTH CAROLINA 28255
                              TELEPHONE: (800) [ ]

                                                                 August 30, 1997


Dear Shareholder of Nations International Growth Fund:

         We are pleased to invite you to a special meeting of the shareholders of Nations International Growth Fund (the "Fund") on October 10, 1997 (the "Special Meeting"). The Special Meeting is being called to consider: the approval of an amendment adding the Fund to an existing investment sub-advisory agreement with Gartmore Global Partners ("Gartmore") and the approval of changes to certain of the fundamental policies of the Fund.

(bullet) AN AMENDMENT ADDING THE FUND TO AN EXISTING INVESTMENT SUB-ADVISORY
         AGREEMENT WITH GARTMORE

         Prior to the reorganization of the Pilot International Equity Fund into the Fund, Kleinwort Benson Investment Management Americas, Inc. ("Kleinwort") served as investment sub-adviser to the Pilot International Equity Fund. Kleinwort continued to sub-advise the Fund after the reorganization. Shortly after the reorganization, however, several key investment management personnel of Kleinwort decided to separate from Kleinwort, thereby leaving management of Nations Fund, Inc. and NationsBanc Advisors, Inc. ("NBAI") unsure as to the quality and nature of the investment sub-advisory services that the Fund would receive in the future from Kleinwort. For this and other reasons described in the accompanying Proxy Statement, effective as of the close of business on July 11, 1997, the Board of Directors of Nations Fund, Inc. terminated the investment sub-advisory agreement with Kleinwort and approved Gartmore as the Fund's new investment sub-adviser for an interim period of 120 days.

         The Board of Directors of Nations Fund, Inc. also voted to recommend that shareholders vote to continue Gartmore's role as investment sub-adviser beyond the 120-day interim period. Because there are already investment sub-advisory agreements with Gartmore on behalf of the four other international portfolios in the Nations Funds Family, there is no need for the Fund to enter into an entirely new agreement; the Fund may simply be added to an existing agreement by amendment. Accordingly, the Special Meeting is being called for shareholders to ratify and approve adding the Fund to the existing investment sub-advisory agreement.

         Although it is proposed that Gartmore receive a fee that is higher than the fee paid to Kleinwort, NBAI -- not the Fund -- pays the sub-advisory fee. Therefore, there will be NO

         INCREASE IN THE INVESTMENT ADVISORY FEE CHARGED TO THE FUND AS A CONSEQUENCE OF APPROVING THE AMENDMENT TO THE INVESTMENT SUB-ADVISORY AGREEMENT WITH GARTMORE.

(bullet) CHANGES TO CERTAIN OF THE FUNDAMENTAL RESTRICTIONS OF THE FUND

         In addition, in order to standardize the Fund's restrictions with those of the other Gartmore sub-advised funds in the Nations Funds Family, shareholders also will be asked to approve changes to certain of the fundamental restrictions of the Fund. Neither your Board of Directors, NBAI nor Gartmore expect that these changes will have a material impact on the day-to-day management of the Fund. The investment objective of the Fund would be unaffected by the proposed changes. The Fund's investment objective will continue to be to seek long-term capital growth by investing primarily in equity securities of companies domiciled in countries outside the United States and listed on major stock exchanges primarily in Europe and the Pacific Basin.

         THE BOARD OF DIRECTORS OF NATIONS FUND, INC. UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENT ADDING THE FUND TO THE INVESTMENT SUB-ADVISORY AGREEMENT WITH GARTMORE AND FOR THE CHANGES TO CERTAIN OF THE FUNDAMENTAL RESTRICTIONS OF THE FUND.

         Attached are the formal Notice of Special Meeting and a Proxy Statement with a Proxy Card for you to mark, sign, date and return to us. Please return your Proxy Card in time for us to receive it by October 10, 1997 so that your vote will be counted even if you do not attend the Special Meeting in person.

         YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN. PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY CARD TODAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR BY TELEFACSIMILE (FRONT AND BACK) AT
(704) 386-3665.

         The proposed amendment to the sub-advisory agreement, changes to certain of the fundamental policies of the Fund and the reasons for the Board of Directors' unanimous recommendations are discussed in detail in the enclosed Proxy Statement, which you should read carefully. If you have any questions regarding the enclosed materials, please call Stephens Inc., the Fund's distributor, at (800) [ ]. We look forward to receiving your completed Proxy Card very soon.

                                                 Sincerely,


                                                 A. Max Walker
                                                 President and Chairman of
                                                 the Board of Directors

                               NATIONS FUND, INC.
                              ONE NATIONSBANK PLAZA
                         CHARLOTTE, NORTH CAROLINA 28255
                              TELEPHONE: (800) [ ]


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                      NATIONS INTERNATIONAL GROWTH FUND OF
                               NATIONS FUND, INC.
                         TO BE HELD ON OCTOBER 10, 1997


         A Special Meeting of Shareholders of Nations International Growth Fund (the "Fund"), a portfolio of Nations Fund, Inc., will be held at the offices of Nations Fund, Inc., One NationsBank Plaza, 33rd Floor, Charlotte, North Carolina 28255, at 9:00 a.m., Eastern time, on October 10, 1997, for the following purposes:

     1. To approve an amendment adding the Fund to an existing investment sub-advisory agreement among NationsBanc Advisors, Inc., Nations Fund, Inc. and Gartmore Global Partners ("Gartmore");

     2. To approve changes to certain of the fundamental restrictions of the Fund; and

     3. To consider and act upon any matters incidental to the foregoing proposals or either of them, and any other matters that may properly come before the Special Meeting or any adjournment(s) thereof.

         The Board of Directors has authorized the Officers of Nations Fund, Inc. to fix the close of business on August 15, 1997, as the record date for the determination of shareholders entitled to receive notice of and to vote at the Special Meeting or any adjournment(s) thereof. The enclosed Proxy Statement contains further information regarding the Special Meeting and the proposals to be considered. The enclosed Proxy Card is intended to permit you to vote even if you do not attend the Special Meeting in person.

         YOUR PROXY IS VERY IMPORTANT TO US. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD TODAY, EITHER IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR BY TELEFACSIMILE (FRONT AND BACK) AT (704) 386-3665. Signed but unmarked Proxy Cards will be counted in determining whether a quorum is present and will be voted in favor of the proposal.

                                              By Order of the Board of Directors



                                              Richard H. Blank, Jr.
                                              Secretary


August 30, 1997

--------------------------------------------------------------------------------

                  YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS
                      OF THE NUMBER OF SHARES THAT YOU OWN.
                     PLEASE MARK, SIGN, DATE AND RETURN YOUR
                             PROXY CARD IMMEDIATELY.

--------------------------------------------------------------------------------


         SHARES OF THE FUND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, NATIONSBANK, N.A. ("NATIONSBANK") OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

         NATIONSBANC ADVISORS, INC. IS THE INVESTMENT ADVISER TO THE FUND. NATIONSBANK AND CERTAIN OF ITS AFFILIATES PROVIDE SERVICES TO THE FUND, FOR WHICH THEY ARE COMPENSATED. STEPHENS INC., WHICH IS NOT AFFILIATED WITH NATIONSBANK, IS THE SPONSOR AND ADMINISTRATOR AND SERVES AS THE DISTRIBUTOR FOR THE FUND.

                                       2


                               NATIONS FUND, INC.

                              ONE NATIONSBANK PLAZA
                         CHARLOTTE, NORTH CAROLINA 28255
                              TELEPHONE: (800) [ ]

                                 PROXY STATEMENT
                                 AUGUST 30, 1997


         This Proxy Statement is being furnished to shareholders of Nations International Growth Fund (the "Fund") of Nations Fund, Inc. ("Nations Fund") in connection with the solicitation of proxies by the Board of Directors of Nations Fund, to be used at a Special Meeting of Shareholders (the "Special Meeting") of the Fund, to be held on Friday, October 10, 1997, beginning at 9:00 a.m. (Eastern time) at One NationsBank Plaza, 33rd Floor, Charlotte, North Carolina 28255. Your proxy is being solicited for the purposes set forth in the accompanying Notice of Special Meeting.

         Shareholders of record of the Fund at the close of business on August 15, 1997 (the "Record Date"), are entitled to notice of and to vote at the Special Meeting. All references to the Special Meeting include any adjournment(s) thereof. As of the Record Date, there were [ ] outstanding shares of the Fund. This proxy statement is first being mailed to shareholders on or about August 30, 1997.

         THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT TO ANY SHAREHOLDER UPON WRITTEN OR ORAL REQUEST MADE TO THE ADDRESS OR TOLL-FREE TELEPHONE NUMBER ABOVE.

  I. APPROVAL OF AN AMENDMENT ADDING THE FUND TO AN EXISTING INVESTMENT SUB-ADVISORY AGREEMENT WITH GARTMORE

         On May 23, 1997, as part of a reorganization of The Pilot Funds and Nations Fund, shareholders in the Pilot International Equity Fund became shareholders in the Fund. Prior to the reorganization, Kleinwort Benson Investment Management Americas, Inc. ("Kleinwort") served as investment sub-adviser to the Fund's predecessor, the Pilot International Equity Fund. After the reorganization, Kleinwort continued to sub-advise the Fund under an investment sub-advisory agreement among NationsBanc Advisors, Inc. ("NBAI"), Nations Fund, on behalf of the Fund, and Kleinwort (the "Former Agreement").

         Shortly after the reorganization, several key investment management personnel of Kleinwort decided to separate from Kleinwort. In addition, Kleinwort and certain of its affiliates underwent an organizational restructuring. These events left management of Nations Fund and NBAI unsure as to the quality and nature of the investment sub-advisory services that the Fund would receive in the future from Kleinwort. Moreover, management of Nations Fund and NBAI grew to believe that it was less efficient for the Nations Funds Family to maintain relationships with two international sub-advisers, I.E., both Gartmore Global Partners ("Gartmore"), which sub-advises four other international portfolios in the Nations Funds Family, and Kleinwort. Accordingly, at a meeting held in early June 1997, the Board of Directors for Nations Fund voted to terminate the Former Agreement with Kleinwort effective as of the close of business on July 11, 1997. Rule 15a-4 under the Investment Company Act of 1940 (the "1940 Act") permits a mutual fund's Board of Directors that terminates an investment advisory (or sub-advisory) agreement to approve a new investment advisory agreement for a period of 120 days, subject to certain conditions. After the end of that 120 day period, the new investment adviser may continue to serve only if shareholders have approved a new advisory agreement by a 1940 Act Vote (defined below).

         In order both to ensure continuity of investment management to the Fund following the termination of Kleinwort and to allow shareholders a reasonable period to consider the approval of a new investment sub-advisory agreement for the Fund, at the same early June 1997 Board meeting, the Directors of Nations Fund, including a majority of the Directors who are not interested persons (as defined in the 1940 Act) of Nations Fund and who are not interested persons of NBAI or Gartmore, approved an agreement permitting Gartmore to serve as investment sub-adviser to the Fund for an interim period of not more than 120 days from the date Kleinwort was terminated (the "Interim Agreement"). The Board concluded that, under the circumstances, terminating Kleinwort and approving the Interim Agreement was in the best interests of the shareholders of the Fund.

         Under the Interim Agreement, Gartmore serves as investment sub-adviser to the Fund under terms identical in all material respects to the Former Agreement with Kleinwort. Gartmore is entitled under the Interim Agreement to receive from NBAI sub-advisory fees at the annual rate of 0.40% of the Fund's average daily net assets up to and including $325,000,000 in assets and 0.25% on assets in excess of $325,000,000. These fees are the same fees that Kleinwort was entitled to under the Former Agreement.

         Because Gartmore may continue to serve as the investment sub-adviser to the Fund beyond the interim period only with shareholder approval, it is proposed that shareholders approve a new investment sub-advisory arrangement for the Fund. The other four international funds of the Nations Funds Family have already entered into investment sub-advisory agreements with Gartmore. Accordingly, rather than seeking shareholder approval of a new and separate sub-advisory agreement with Gartmore, it is proposed that approval be sought for an amendment that would add the Fund to an existing investment sub-advisory agreement with Gartmore. Under the amended agreement (the "Amended Agreement"), a form of which is attached hereto as Exhibit A, Gartmore would be entitled to receive from NBAI a sub-advisory fee at the annual rate of 0.70% of the average daily net assets of the Fund. Because the Amended Agreement provides that the sub-advisory fee paid to Gartmore would be paid out of NBAI's advisory fee (as was the case under the Former Agreement and is the case under the Interim Agreement), THERE WILL NOT BE ANY INCREASE IN THE AGGREGATE INVESTMENT ADVISORY FEE CHARGED TO THE FUND AS A CONSEQUENCE OF THE AMENDED AGREEMENT.

         At the meeting held in early June 1997, during which the Board approved both the termination of Kleinwort and the Interim Agreement, the Directors of Nations Fund also recommended that Fund shareholders approve the Amended Agreement. The Board based its decision to take these steps, including recommending the Amended Agreement, on the following material factors: (i) the separation of several key Kleinwort investment professionals from Kleinwort; (ii) an ongoing organizational restructuring involving Kleinwort and certain of its affiliates;
(iii) the uncertainty surrounding the quality and nature of the investment sub-advisory services that the Fund would receive from Kleinwort in the future;
(iv) the enhanced efficiency (for purposes of regulatory compliance and otherwise) of having all international investment portfolios in the Nations Funds Family sub-advised by a common sub-adviser; and (v) the familiarity with Gartmore management, personnel, experience and operations and the expected minimal disruption in sub-advisory services to the Fund associated with a transition from Kleinwort to Gartmore. The Directors based their determinations on, among other things, discussions with management and representatives of NBAI and Gartmore at the meeting and a review of materials presented by NBAI and Gartmore in connection with the meeting. These materials included a form of the Amended Agreement, a detailed report and presentation from Gartmore, and comparative fee data.

         Pursuant to the Amended Agreement, subject to the policies and control of Nations Fund's Board of Directors and the overall supervision of NBAI, Gartmore would render research and advisory services to NBAI and the Fund, in accordance with the investment objective, policies and restrictions of the Fund. NBAI would retain overall authority over the management of the Fund and the investment and disposition of the Fund's assets, and NBAI would be able to reject any investment recommendation or decision for the Fund if it determines that such recommendation or decision is not consistent with the best interests of the Fund.

         If approved by shareholders at the Meeting, the Amended Agreement would remain in effect for a one-year period following the date of such approval. Thereafter, the New Agreement would continue in effect for successive periods not to exceed one year, provided that such continuance is specifically approved at least annually by the Board of Directors of Nations Fund, or by a 1940 Act Vote (defined below), and in either case by a majority of the Directors who are not parties to the Amended Agreement or interested persons (as defined in the 1940 Act) of any such parties other than as Directors of Nations Fund. The Amended Agreement may be terminated on 60 days' written notice at any time by NBAI, without the payment of any penalty, by a 1940 Act Vote (defined below) or by a vote of a majority of Nations Fund's Board of Directors. The Amended Agreement would terminate automatically in the event of its assignment. The Amended Agreement provides that Gartmore shall not be liable for any act or omission in the course of, or connected with, rendering services thereunder, except by reason of Gartmore's willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reckless disregard of its duties and obligations thereunder.

         The Board of Directors believes that the Amended Agreement is in the best interests of the Fund and its shareholders, and recommends that shareholders vote to approve the Amended Agreement.

         NBAI serves as investment adviser to the Fund. NBAI is a wholly owned subsidiary of NationsBank, N.A., which in turn is a wholly owned banking subsidiary of NationsBank

Corporation, a bank holding company organized as a North Carolina corporation. NBAI has its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255.

         Stephens Inc., with principal offices at 111 Center Street, Suite 300, Little Rock, Arkansas 72201, serves as the Fund's distributor and administrator.

INFORMATION REGARDING GARTMORE

         Gartmore, with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as investment sub-adviser to the Fund pursuant to the Interim Agreement which was approved by the Board of Directors of Nations Fund. Gartmore is a joint venture structured as a general partnership between NB Partner Corp., a wholly owned subsidiary of NationsBank, N.A., and Gartmore U.S. Limited, an indirect, wholly owned subsidiary of Gartmore Investment Management plc ("Gartmore plc"), a U.K. company which is the holding company for a leading U.K.-based international fund management group of companies. National Westminster Bank plc ("NatWest") and affiliated entities own 100% of the equity of Gartmore plc. NatWest is headquartered at 41 Lothbury, London EC2P 2BP, England and Gartmore plc is headquartered at Gartmore House, 16-18 Monument Street, London EC3R 8AJ, England. Gartmore is managed by a four-person management committee, with two members appointed by each partner, and day-to-day affairs are managed by a chief executive officer and a chief investment officer.

         The principal executive officers of Gartmore are listed below. The business address of each such individual is One NationsBank Plaza, Charlotte, North Carolina 28255.

Name and Address             Position at Gartmore Global Partners   Principal Occupation

Andrew N.R. Fleming          Chief Executive Officer; Chief         Chief Investment Officer and Chief
                             Investment Officer                     Executive Officer, Gartmore Global
                                                                    Partners; Director and Deputy Chief
                                                                    Investment Officer, Gartmore
                                                                    Investment Management plc

John W. Munce                Committee Member                       Executive Vice President, NationsBank

Mark H. Williamson           Committee Member                       Senior Vice President, NationsBank

Paul Myners                  Committee Member                       Chief Executive, NatWest Wealth
                                                                    Management

Andrew J. Brown              Committee Member                       Joint Chief Executive, Gartmore
                                                                    Investment
                                                                    Management plc

         The aggregate amount paid to Kleinwort by Boatmen's Trust Company (the Pilot International Equity Fund's investment adviser) for the period September 1, 1996 through May 16, 1997 was $1,544,789. Had the proposed fee rate (I.E., 0.70% of the Fund's average daily net assets) been in effect during that period sub-advisory fees in the amount of $3,379,226 would have been paid. Although, this would represent an increase of 119% in the investment sub-advisory fee, there will be NO INCREASE IN THE INVESTMENT ADVISORY FEE CHARGED TO THE FUND
AS A CONSEQUENCE OF THE INVESTMENT SUB-ADVISORY AGREEMENT WITH GARTMORE.

         There are certain differences in the investment strategy that Kleinwort employed for the Fund and that Gartmore currently employs for the Fund that shareholders should consider. Gartmore's investment approach for the Fund focuses on bottom-up stock selection with the objective of constructing a diversified portfolio of non-U.S. stocks capable of above-average earnings growth. Macroeconomic analysis is employed to identify global economic conditions that are likely to provide attractive investment opportunities. In addition, sector analysis is employed to identify positive industry trends. Gartmore's approach is likely to produce a relatively concentrated list of stocks suitable for inclusion in the portfolio. And whereas Kleinwort chose to diversify the Fund's portfolio over 200 companies, Gartmore expects that over time, the portfolio will consist of between 70 and 100 stocks, encompassing both large and medium-sized companies, typically with market capitalizations of more than $500 million.

         No officer or director of Nations Fund is an officer, employee, director, general partner or shareholder of NBAI, Gartmore or their affiliates.

II.      APPROVAL OF CHANGES TO CERTAIN OF THE FUNDAMENTAL RESTRICTIONS OF THE
         FUND

         All registered investment companies are required to identify certain investment restrictions and to characterize them as fundamental (I.E., requiring shareholder vote to change) or non-fundamental. The By-Laws of Nations Fund similarly require that the fundamental restrictions of the Fund may only be changed by a 1940 Act Vote. As a general matter, most of the funds in the Nations Funds Family have substantially similar fundamental and non-fundamental restrictions. Some of the fundamental and non-fundamental restrictions of the Fund differ from those of the other Nations Funds because the restrictions of its predecessor, the Pilot International Equity Fund, were carried over as a consequence of the reorganization of The Pilot Funds and Nations Fund. Although these differences are not substantial, shareholders are being asked to approve a change to the fundamental restrictions of the Fund because, for reasons of regulatory compliance, it is more efficient for NBAI and Gartmore, as investment adviser and sub-adviser, respectively, to the Fund, to manage the Fund subject to the same fundamental and non-fundamental restrictions as the other funds in the Nations Funds Family. THESE CHANGES WILL NOT AFFECT THE INVESTMENT OBJECTIVE OF THE FUND.

         The proposed changes to the Fund's fundamental investment restrictions are described below.

CURRENT FUNDAMENTAL INVESTMENT RESTRICTION                  PROPOSED INVESTMENT RESTRICTION
1.  The Fund may not invest in companies for the purpose    This restriction will be re-characterized as a
of exercising control or management.                        non-fundamental restriction and re-stated.

2.  The Fund may not purchase or sell...commodities or      The Fund may not purchase or sell commodity contracts,
commodity contracts relating to physical commodities...,    except that the Fund may, to the extent appropriate
except that the Fund may invest up to 10% of its net        under its investment policies, purchase publicly traded
assets in gold bullion.                                     securities of companies engaging in whole or in part in
                                                            such activities, may enter into futures contracts and
                                                            related options, may engage in transactions on a
                                                            when-issued or forward commitment basis, and may enter
                                                            into forward currency contracts in accordance with
                                                            its investment policies.

3. The Fund may not mortgage, pledge or hypothecate more    This restriction will be re-characterized as a
than one-third of the Fund's assets, except to secure       non-fundamental restriction and re-stated.
permitted borrowings.

4.  The Fund may not borrow money, except (a) as a          The Fund may not borrow money or issue senior
temporary measure, and then only in amounts not exceeding   securities as defined in the 1940 Act except that
5% of the value of the Fund's total assets, (b) from        (a) the Fund may borrow money from banks for temporary
banks, or (c) in connection with reverse repurchase         purposes in amounts up to one-third of the value of the
agreements, provided that immediately after any such        Fund's total assets at the time of borrowing, provided
borrowing all borrowings of the fund do not exceed          that borrowings in excess of 5% of the value of the
one-third of the Fund's total assets.  While the Fund has   Fund's total assets will be repaid prior to the
borrowings outstanding in an amount exceeding 5% of its     purchase of additional portfolio securities by the
total assets the Fund will not make any purchases of        Fund, (b) the Fund may enter into commitments to
portfolio instruments for the Fund.  The Fund may not       purchase securities in accordance with the Fund's
borrow money from Boatmen's Bancshares, Inc. [now           investment program, including delayed delivery and
NationsBank corporation] or any majority-owned subsidiary   when-issued securities, which commitments may be
thereof.                                                    considered the issuance of senior securities, (c) the
                                                            Fund may enter into reverse repurchase agreements
                                                            or dollar roll transactions, and

CURRENT FUNDAMENTAL INVESTMENT RESTRICTION                  PROPOSED INVESTMENT RESTRICTION
                                                            (d) the Fund may issue multiple classes of shares in
                                                            accordance with SEC regulations or exemptions under the
                                                            1940 Act. The purchase or sale of futures contracts
                                                            and related options shall not be considered to
                                                            involve the borrowing of money or issuance of
                                                            senior securities. Each Fund will maintain asset
                                                            coverage of 300% or maintain a segregated account
                                                            with its custodian bank in which it will maintain cash,
                                                            U.S. Government Securities or other liquid high grade
                                                            debt obligations equal in value to its borrowing.

5. The Fund may not purchase or sell real estate (except    The Fund may not invest in real estate or real estate
securities secured by real estate or interests              limited partnership interests. (The Fund may, however,
therein, securities issued by real investment trusts and    purchase and sell securities secured by real estate or
securities of companies that deal in real estate or         interests therein or issued by issuers which invest in
mortgages).                                                 real estate or interests therein.) This restriction
                                                            does not apply to real estate limited partnerships
                                                            listed on a national stock exchange (e.g., the New York
                                                            Stock Exchange).

MISCELLANEOUS

PROCEDURAL MATTERS

         Each shareholder of the Fund will be entitled to one vote for each share and a fractional vote for each fractional share held by such shareholder with respect to any proposal on which the shareholder is entitled to vote. Shareholders holding a majority of the outstanding shares of the Fund at the close of business on the Record Date will constitute a quorum for the approval of the proposals described in the accompanying Notice of Special Meeting and in this Proxy Statement (the "Proposals").

         As used herein, a "1940 Act Vote" of the shares of the Fund means a vote of the holders of the lesser of (a) more than fifty percent (50%) of the outstanding shares of the Fund or (b) sixty-seven percent (67%) or more of the shares of the Fund present at the meeting if more than fifty percent (50%) of the outstanding shares of the Fund are represented at the meeting in person or by proxy. All shares will be voted on a combined, Fund-wide basis, and not by class. A 1940 Act Vote of the shares of the Fund is required to approve the Proposals.

         Any proxy card which is properly executed and received in time to be voted at the Special Meeting will be counted in determining whether a quorum is present and will be voted in accordance with the instructions marked thereon. In the absence of instructions, any such proxy card will be voted in favor of the Proposals. Abstentions and "broker non-votes" (I.E., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a particular matter with respect to which the brokers or nominees do not have discretionary power to vote) will not be counted for or against any proxy to which they relate, but will be counted for purposes of determining whether a quorum is present and will be counted as votes present for purposes of determining a majority of the outstanding shares of the Fund present at the Special Meeting. For this reason, abstentions and broker non-votes will have the effect of a vote against the Proposals.

         If, by the time scheduled for the Special Meeting, a quorum is not present, or if a quorum is present but sufficient votes in favor of the Proposals are not received, the persons named as proxies may move for one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to the Proposals. Any such adjournment(s) will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned.

         The duly appointed proxies may, in their discretion, vote upon such other matters as may come before the Special Meeting or any adjournment(s) thereof, including any proposals to adjourn a meeting at which a quorum is present to permit the continued solicitation of proxies in favor of the Proposals. A shareholder of the Fund may revoke his or her proxy at any time prior to its exercise by delivering written notice of revocation or by executing and delivering a later-dated proxy to the Secretary of Nations Fund, at the address set forth on the cover page of this Proxy Statement, or by attending the Special Meeting in person to vote the shares held by such shareholder.

         Signed but unmarked proxy cards will be counted in determining whether a quorum is present and will be voted in favor of the Proposals.

ADDITIONAL INFORMATION

         A shareholder may receive, without charge, a copy of the annual report and most recent semi-annual report, succeeding the annual report, if any, by writing: Nations Fund, Inc., c/o Stephens Inc., One NationsBank Plaza, 33rd Floor, Charlotte, North Carolina 28255, or by calling (800) [ ]. Nations Fund is subject to the informational requirements of the Securities Exchange Act of 1934 (the "1934 Act") and the 1940 Act, and in accordance therewith files reports, proxy material and other information with the Securities and Exchange Commission (the "SEC"). Such reports, proxy materials and other information may be inspected and copied at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such materials can be obtained from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates.

SOLICITATION OF PROXIES AND PAYMENT OF EXPENSES

              Approximately one half of the cost of soliciting proxies for the Special Meeting, consisting principally of printing and mailing expenses, together with the costs of any supplementary solicitation and proxy soliciting services provided by third parties, will be borne by the Fund. The remaining half not borne by the Fund will be borne by NBAI and/or Gartmore. Management estimates that the total cost of soliciting proxies will be [ ]. Proxies will be solicited in the initial, and any supplemental, solicitation by mail and may be solicited in person, by telephone, telegraph, telefacsimile, or other electronic means by officers of Nations Fund, personnel of NationsBank and/or Stephens, or an agent of Nations Fund for compensation to be paid by the NationsBank and/or Stephens.

SUBSTANTIAL SHAREHOLDERS

         As of the close of business on the record date, there were no persons known to Nations Fund to be beneficial or record owners of 5% or more of the outstanding shares of the Fund, except as follows:

    Name and                  Number of Shares                   Percentage of
    Address                  Beneficially Owned                   Class Owned




         As of the close of business on the Record Date, the officers and Directors of Nations Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund.


AFFILIATED BROKER COMMISSIONS

         For the fiscal year ended May 16, 1997, there were no brokerage commissions paid by the Fund to affiliates of the Fund or affiliates of such affiliates.

OTHER BUSINESS

         The Board of Directors of Nations Fund knows of no other business to be brought before the Special Meeting. However, if any other matters come before the Special Meeting, including any proposals to adjourn the meeting to permit the continued solicitation of proxies in favor of the Proposals, it is their intention that Proxy Cards which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named as proxies.

FUTURE SHAREHOLDER PROPOSALS

         Pursuant to rules adopted by the SEC under the 1934 Act, investors may request inclusion in the Board's proxy statement for shareholder meetings certain proposals for action which they intend to introduce at such meeting. Any shareholder proposals must be presented a reasonable time before the proxy materials for the next meeting are sent to shareholders. The submission of a proposals does not guarantee its inclusion in Nation Fund's proxy statement and is subject to limitations under the 1934 Act. It is not presently anticipated that Nations Fund will hold regular meetings of shareholders, and no anticipated date of the next meeting can be provided.

         YOUR VOTE IS VERY IMPORTANT TO US. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD TODAY, EITHER IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR BY TELEFACSIMILE (FRONT AND BACK) AT (704) 386-3665. Signed but unmarked Proxy Cards will be counted in determining whether a quorum is present and will be voted in favor of the proposals.


                                              By Order of the Board of Directors



                                              Richard H. Blank, Jr.
                                              Secretary


August 30, 1997

                                    EXHIBIT A

                             SUB-ADVISORY AGREEMENT
                               NATIONS FUND, INC.


              THIS AGREEMENT is made this 10th day of April, 1996, by and among NATIONSBANC ADVISORS, INC., a North Carolina corporation (the "Adviser"), GARTMORE GLOBAL PARTNERS, a general partnership organized under the laws of the State of Delaware (the "Sub-Adviser"), and NATIONS FUND, INC. (the "Company"), on behalf of the portfolio or portfolios of the Company as now or hereafter may be identified on Schedule I hereto (each a "Fund" and collectively, the "Funds").

                                    RECITALS

              WHEREAS, the Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end, series management investment company; and

              WHEREAS, the Adviser is a national bank that serves as investment adviser to other registered investment companies and various investment accounts; and

              WHEREAS, the Sub-Adviser is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), as an investment adviser and engages in the business of acting as an investment adviser, and is regulated by the Investment Management Regulatory Organization Limited ("IMRO") of the United Kingdom in the conduct of its investment business and is a member of IMRO; and

              WHEREAS, the Adviser and the Company have entered into an Investment Advisory Agreement of even date herewith (the "Investment Advisory Agreement"), pursuant to which the Adviser shall act as investment adviser with respect to the Funds; and

              WHEREAS, pursuant to such Investment Advisory Agreement, the Adviser, with the approval of the Company, wishes to retain the Sub-Adviser for purposes of rendering advisory services to the Adviser and the Company in connection with the Funds upon the terms and conditions hereinafter set forth.

              NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

              1. APPOINTMENT OF SUB-ADVISER. The Adviser hereby appoints, and the Company hereby approves, the Sub-Adviser to render investment research and advisory services to the Adviser and the Company with respect to the Funds, under the supervision of the Adviser and subject to the policies and control of the Company's Board of Directors, and the Sub-Adviser hereby accepts such appointment, all subject to the terms and conditions contained herein.

              2. INVESTMENT SERVICES. The specific duties of the Adviser delegated to the Sub-Adviser shall be the following:

                     (a) obtaining and evaluating pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Funds specifically, and whether concerning the individual issuers whose securities are included in the Funds or the activities in which such issuers engage, or with respect to securities which the Adviser or Sub-Adviser considers desirable for inclusion in the Funds;

                     (b) investing and reinvesting, on an ongoing basis, assets held in the Funds in strict accordance with the investment policies of the Funds as set forth in the registration statement of the Company with respect to the Funds, as the same may be amended from time to time;

                     (c) in accordance with policies and procedures established by the Board of Directors of the Company and the Adviser, selecting brokers and dealers to execute portfolio transactions for the Funds and selecting the markets on or in which the transactions will be executed;

                     (d) voting, either in person or by general or limited proxy, or refraining from voting, any securities held in the Funds for any purposes; exercising or selling any subscription or conversion rights; consenting to and joining in or opposing any voting trusts, reorganizations, consolidations, mergers, foreclosures and liquidations and in connection therewith, depositing securities, and accepting and holding other property received therefor, all as may be considered appropriate by the Sub-Adviser; and

                     (e) performing other acts necessary or appropriate in connection with the proper management of the Funds, consistent with its obligations hereunder, and as may be directed by the Adviser and/or the Company's Board of Directors.

                     In carrying out its obligations under clauses (b) to (e), inclusive, of this Paragraph 2, the Sub-Adviser shall act only as agent of the Company and/or the Fund and shall not act as principal. The Sub-Adviser shall not be responsible for the administration of the Fund, for the execution and settlement of transactions in securities or derivative instruments nor for the custody of any such securities or instruments or documents of title and the Sub-Adviser shall not hold any money or other assets of the Fund or the Company.

              3. CONTROL BY BOARD OF DIRECTORS. As is the case with respect to the Adviser under the Investment Advisory Agreement, any investment activities undertaken by the Sub-Adviser pursuant to this Agreement, as well as any other activities undertaken by the Sub-Adviser with respect to the Funds, shall at all times be subject to any directives of the Board of Directors of the Company. Without limiting the right of the Board of Directors of the Company to issue directives, the Board of Directors shall take into consideration any views or opinions that may be expressed by the Adviser of the Sub-Adviser in formulating policies, procedures and directives. The Sub-Adviser shall not be obligated to conform its activities to any directive of the Board of Directors of the Company to the extent that compliance with such directive would be in contravention of any law, rule or regulation applicable to the Sub-Adviser.

              4. COMPLIANCE WITH APPLICABLE REQUIREMENTS. In carrying out its obligations under this Agreement, the Sub-Adviser shall at all times conform to:

                     (a) all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder;

                     (b) the provisions of the registration statement of the Company applicable to the Funds, as the same may be amended from time to time, under the Securities Act of 1933 and the 1940 Act;

                     (c) the Conduct of Business Rules of IMRO ("IMRO Rules") to the extent that the IMRO Rules are not inconsistent with any applicable requirements under the 1940 Act, the Advisers Act or other United States federal or state law; and

                     (d) such policies and procedures that may be established by the Board of Directors of the Company and communicated to the Sub-Adviser from time to time.

              In addition, any code of ethics adopted by the Sub-Adviser pursuant to Rule 17j-1 under the 1940 Act shall include policies, prohibitions and procedures which substantially conform to the recommendations regarding personal investing approved by the Board of Governors of the Investment Company Institute on June 30, 1994, as such recommendations may amended from time to time.

              5. COMPENSATION. The Adviser shall pay the Sub-Adviser, as compensation for services rendered hereunder, fees, payable monthly, at the annual rates indicated on Schedule I hereto, as such Schedule may be supplemented and amended from time to time. It is understood that the Adviser shall be responsible for the Sub-Adviser's fee for its services hereunder, and the Sub-Adviser agrees that it shall have no claim against the Company or the Fund with respect to compensation under this Agreement. The Sub-Adviser's fees shall be pro-rated for portions of months in which sub-advisory services are provided.

              The average daily net asset value of the Funds shall be determined in the manner set forth in the Articles of Incorporation and registration statement of the Company, as amended from time to time.

              6. EXPENSES OF THE FUNDS. All of the ordinary business expenses incurred by the Sub-Adviser in the operations of the Funds and the offering of their shares shall be borne by the Funds unless specifically provided otherwise in this Agreement. These expenses borne by the

Funds include but are not limited to brokerage commissions, taxes, legal, auditing, or governmental fees, the cost of preparing share certificates, custodian, transfer agent and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, directors and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Funds in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

              7. EXPENSE LIMITATION. If, for any fiscal year a Fund, the amount of the aggregate advisory fee which the Company would otherwise be obligated to pay with respect to the Fund is reduced pursuant to expense limitation provisions of the Investment Advisory Agreement, the fee which the Sub-Adviser would otherwise receive pursuant to this Agreement shall be reduced proportionately.

              8. NON-EXCLUSIVITY. The services of the Sub-Adviser to the Adviser and the Company with respect to the Fund are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that the officers and directors of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

              9. RECORDS. The Sub-Adviser shall provide to the Adviser, with respect to the orders the Sub-Adviser places for the purchases and sales of portfolio securities of the Funds, the documents and records required pursuant to Rule 31a-1 under the 1940 Act as well as such records as the Funds' administrator reasonably requests to be maintained, including, but not limited to, trade tickets and confirmations for portfolio trades. All such records shall be maintained in a form acceptable to the Funds and in compliance with the provisions of Rule 31a-1. All such records will be the property of the Funds and will be available for inspection and use by the Funds. The Sub-Adviser will promptly notify the Adviser and the Fund's administrator if it experiences any difficulty in providing the records in an accurate and complete manner.

              10. TERM AND APPROVAL. This Agreement shall become effective when approved, and shall thereafter continue from year to year, provided that the continuation of the Agreement is specifically approved at least annually:

                     (a)(i) by the Company's Board of Directors or (ii) by the vote of "a majority of the outstanding voting securities" of the Fund (as defined in Section 2(a)(42) of the 1940 Act); and

                     (b) by the affirmative vote of a majority of the Directors of the Company who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of a party to this Agreement (other than as Directors of the Company), by votes cast in person at a meeting specifically called for such purpose.

              11. TERMINATION. This Agreement may be terminated at any time with respect to a Fund, without the payment of any penalty, by vote of the Company's Board of Directors or by vote of a majority of the Fund's outstanding voting securities, or by the Adviser, or by the Sub-Adviser on sixty (60) days' written notice to the other parties to this Agreement. Any party entitled to notice may waive the notice provided for herein. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act. This Agreement shall automatically terminate 120 days after its effectiveness if the Fund's shareholders have not ratified and approved it within such period. The Agreement shall automatically terminate upon the effectiveness of a Sub-Advisory Agreement between the Company on behalf of the Fund and Gartmore Global Partners.

              12. LIABILITY OF SUB-ADVISER. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees or agents, the Sub-Adviser shall not be subject to liability to the Adviser or to the Company for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. For purposes of this paragraph and paragraph 13, brokers or dealers selected to execute portfolio transactions for the Fund in accordance with Paragraph 2(c) hereof shall not be considered agents of the Sub-Adviser.

              13. INDEMNIFICATION. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of duties hereunder on the part of the Sub-Adviser, or any officers, directors, employees or agents thereof, the Company hereby agrees to indemnify and hold harmless the Sub-Adviser against all claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, (a) arising from the advertising, solicitation, sale, purchase or pledge of securities, whether of the Funds or other securities, undertaken by the Funds or the Company's officers, directors, employees, agents or affiliates, or (b) resulting from any violations of the securities laws, rules, regulations, statutes and codes, whether federal or of any state, by the Funds, or the Company's officers, directors, employees or affiliates.

              14. NOTICES. Any notices under this Agreement shall be in writing and shall be duly given if delivered, mailed (postage prepaid, effective upon receipt) or telegraphed, telexed or transmitted by similar telecommunications device (effective upon completion of transmission, with a confirming copy delivered or mailed postage prepaid) to such address or number as may be designated for the receipt of such notice, with a copy to the Company. Until further notice, it is agreed that the address and telefax number of the Company shall be 111 Center Street, Little Rock, Arkansas 72201, Fax No. (501) 377-2331; that of the Sub-Adviser shall be Gartmore House, 16-18 Monument Street, London EC3R 8AJ, England, Fax No. 71-782-2075; and that of the Adviser shall be c/o Mutual Fund Group, 33rd Floor, One NationsBank Plaza, Charlotte, North Carolina 28255, Fax No. (704) 388-2187.

              15. QUESTIONS OF INTERPRETATION. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

              16. IMRO RULES. Addendum A attached hereto sets forth certain requirements under the IMRO Rules which are applicable to the Sub-Adviser, that are expressly incorporated herein and made a part hereof, but only to the extent that such requirements are not inconsistent with any applicable requirements under the 1940 Act, the Advisers Act or other United States federal or state law.

              IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in triplicate by their respective officers on the day and year first written above.


                                       NATIONS FUND, INC.,
                                       on behalf of the Funds


                                       By: /s/ A. Max Walker
                                           A. Max Walker
                                           President and Chairman of the
                                           Board of Directors



                                       NATIONSBANC ADVISORS, INC.

                                       By: /s/ Mark H. Williamson
                                           Mark H. Williamson
                                           President and Director



                                       GARTMORE GLOBAL PARTNERS

                                       By: /s/ Charles G. Smith IV
                                           Charles G. Smith IV
                                           President

                                   SCHEDULE I
           Fund                                     Rate of Compensation

1.     Nations International Equity Fund      0.70% of average daily net assets

                                   ADDENDUM A

1. To the extent that the Sub-Adviser receives any commissions or other forms of remuneration, directly or indirectly, in connection with Fund transactions, no portion of the Sub-Adviser's accrued investment advisory fee shall be abated thereby.

2. Subject to the supervision of the Adviser and the policies and ultimate control of the Company's Board of Directors, the Sub-Adviser shall advise the Company and the Adviser on the management of the Funds' investments in accordance with the terms of this Agreement and in accordance with the investment parameters (including, inter alia, percentage limitations, quality standards, investment selection criteria and types of permissible investments and investment techniques, such as borrowing, options and futures transactions, portfolio securities lending, etc.) established pursuant to the investment objectives, policies and restrictions specifically embodied in the Company's Registration Statement on Form N-1A, and any amendments thereto, under the Securities Act of 1933 and the 1940 Act (the "Fund's Registration Statement").

3. The Sub-Adviser shall not have or maintain custody of any securities, cash or other assets of the Funds. Custody of the Funds' assets will be maintained by the custodian bank pursuant to an agreement approved by the Funds' Board of Directors. It is expected that such custodian, or any successor thereto, will not be an "Associate" of the Sub-Adviser as that term is defined under IMRO Rules.

4. In the event the Funds or the Adviser has a significant complaint regarding the services provided by the Sub-Adviser under the Sub-Advisory Agreement by and among the Company, the Adviser and the Sub-Adviser, a Fund officer should communicate such complaint to the Sub-Adviser, whereupon such complaint will be recorded on a standard form prepared by the Sub-Adviser for such purposes. The Sub-Adviser's complaints procedure requires that if a complaint has not been cleared within twenty-one (21) days, the Sub-Adviser must so advise IMRO and the Fund also must be advised that it has the right to issue its complaint directly with a referee appointed by IMRO.

5. The Sub-Adviser will provide to the Funds' Board of Directors written financial reports and analyses on the Funds' securities transactions and the operations of comparable investment companies on a quarterly basis or more frequently as requested by the Board of Directors. Such reports and analyses shall include information as at the last day of an applicable reporting period.

6. The Funds may from time to time request or instruct the Sub-Adviser, directly or through the Adviser, to act or not to act regarding certain Fund-related investment and/or operational matters. Such request or instructions will be communicated orally or in writing to the Sub-Adviser, directly or through the Adviser and will be acknowledged in the same manner in which they are communicated. To the extent that a particular request or instruction is, or may be, refused (i.e., because it (a) is in contravention of (i) a law or regulation, (ii) an investment policy of the Fund, or (iii) a provision of this Agreement or (b) is not operationally feasible), such refusal shall be communicated by the Sub-Adviser, including through the Adviser, and the Fund and the Sub-Adviser, upon advice of counsel, shall discuss alternatives and determine an appropriate course of action which will be reported to the full Board at the next meeting of the Fund's Board of Directors for its approval.

7. Notwithstanding that all required disclosure concerning the risks associated with the Funds' permissible investments and investment techniques is included in the Funds' Registration Statement, which Statement is intended for review by the investors in the Funds and to be retained by them for future reference, with respect to the Funds' specified use of options and futures transactions, the following shall be specifically noted herein:

        "Options and futures markets can be highly volatile and transactions of this type carry a high risk of loss. Moreover, a relatively small adverse market movement with respect to these types of transactions may result not only in loss of the original investment but also in unquantifiable further loss exceeding any margin deposited."

 Further, in managing the Funds' assets, the Sub-Adviser shall consider the risks associated with the Fund's permissible investments and investment techniques.

8. The Sub-Adviser or its representatives may from time to time recommend to the Funds or effect on behalf of the Funds with respect to Fund transactions in securities the subject of a recent new issue, the price of which transactions may have been influenced by bids made or transactions effected for the purpose of stabilizing the price of those securities. Such transactions would at all times be effected in accordance with the provisions of IMRO Rule 14 and, in particular, with the conditions of the IMRO Rule 14.02, including the requirement that the Sub-Adviser, with respect to any specific transaction, communicate to the Fund orally or in writing a statement in a form substantially similar to that which is set forth in IMRO Rule 14.02(c). In addition, with respect to these transactions, it is understood when executing this Agreement and thereafter when approving the continuance of this Agreement in accordance with its terms, that management of the Fund has carefully read the following paragraphs in order to enable Fund management to judge whether it wishes a Fund's assets to be invested at all in such securities or, if so, whether it wishes to authorize the Sub-Adviser generally to effect transactions in such securities on behalf of the Fund without further reference to Fund management or whether Fund management wishes to be consulted before any particular transaction is effected on behalf of the Fund.

 Stabilization is a process whereby the market price of a security is pegged or fixed during the period in which a new issue of securities is sold to the public. Stabilization may take place in the new issue or in other securities related to the new issue in such a way that the price of the other securities may affect the price of the new issue or vice versa.

 The reason stabilization is permitted is that when a new issue is brought to market the sudden glut will sometimes force the price lower for a period of time before buyers are found for the securities on offer.

 As long as it obeys a strict set of rules, the "stabilizing manager," normally the issuing house chiefly responsible for bringing a new issue to market, is entitled to buy securities in the market that it has previously sold to investors or allotted to institutions who were included in the new issue but who have decided not to continue participating. The effect of this may be to keep the price at a higher level than would otherwise be the case during the period of stabilizing.

 The rules referred to above in the immediately preceding paragraph limit the period in which the stabilizing manager may stabilize, fix the price at which it may stabilize (in the case of shares and warrants but not bonds), and require the stabilizing manager to disclose that it may be (but not that it is) stabilizing. The fact that a new issue or a related security is being stabilized does not in itself mean that investors are not interested in the issue, but neither should the existence of transactions in an issue where the stabilizing may take place be relied upon as an indication that investors are interested in the new issue or interested in purchasing at the price at which transactions are taking place.

9. A report containing the Funds' financial statements (including the contents and valuation of the Funds) shall be submitted to shareholders and to the Securities and Exchange Commission at least semi-annually. Such reports shall include information as at the last day of any semi-annual period for which such reports relate. To the extent that any performance information is included in such report, it shall conform to the standards set forth in the Funds' Registration Statement.

10. Except as permitted by or pursuant to Section 17 of the 1940 Act and the Rules promulgated thereunder, the Sub-Adviser, or an "affiliate" thereof (as that term is defined in the 1940 Act), may not effect transactions: (i) with or for the Funds in which the Sub-Adviser or such affiliate has directly or indirectly a material interest or a relationship of any kind with another party which may involve a conflict with the Sub-Adviser's responsibilities to the Funds as a sub-investment adviser; or (ii) with or through the agency or another person with whom the Sub-Adviser or such affiliate maintains an arrangement as described in Rule 6.01 of Chapter IV of the IMRO Rules.

11. Upon termination of the Sub-Advisory Agreement by and among the Company, the Adviser and the Sub-Adviser, unless otherwise directed by the Fund's Board of Directors, all securities positions and other portfolio transactions then in progress shall be transferred to the successor investment adviser selected by the Board of Directors.

12. The Sub-Adviser shall be entitled at its discretion to disclose any information known to it relating to the Fund's business or affairs to the Securities and Investment Board or to IMRO on the terms that the information so disclosed shall not without its consent be further disclosed otherwise than is permitted in respect of Restricted Information under the provisions of Part VIII of the Financial Services Act of 1986.

********************************************************************************
                                    APPENDIX

            PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING

NATIONS INTERNATIONAL GROWTH FUND
SPECIAL MEETING OF SHAREHOLDERS-OCTOBER 10, 1997

              The undersigned hereby appoints Richard H. Blank, Jr., Louise P. Newcomb and James E. Banks, Jr. (the "Proxies"), and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Nations International Growth Fund (the "Fund") of Nations Fund, Inc. ("Nations Fund") to be held at One NationsBank Plaza, 33rd Floor, Charlotte, North Carolina 28255, at 9:00 a.m. (Eastern time) on Friday, October 10, 1997, and at any adjournment(s) thereof. The Proxies shall cast votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposal set forth on the reverse side, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said Proxies, or any of them, may lawfully do by virtue hereof or thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUND AND THE PROXY STATEMENT, DATED AUGUST 29, 1997.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS ON BEHALF OF THE FUND AND NATIONS FUND. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, EITHER IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR BY TELEFACSIMILE (FRONT AND
BACK) AT (704) 386-3665.


                                            ---------------------------------

                                            ---------------------------------

                                            Please sign above exactly as your
                                            name(s) appear(s) hereon. Corporate
                                            proxies should be signed in full
                                            corporate name by an authorized
                                            officer. Each joint owner should
                                            sign personally. Fiduciaries should
                                            give full titles as such.

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PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.

      1. To approve an amendment adding the Fund to an existing investment sub-advisory agreement with Gartmore Global Partners.

                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|


      2. To approve changes to certain of the fundamental investment restrictions of the Fund.

                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|



   In their discretion, the Proxies, and each of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.


                                             ____________________________, 1997
                                                      (Please Date)



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